                                                                    EXHIBIT 10.6


                        PARTICIPANT SETTLEMENT AGREEMENT

                        SERVICE CORPORATION INTERNATIONAL
           SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR SENIOR OFFICERS

                                __________, 2001


The terms and conditions of this offering of up to 6,000,000 shares of common stock of Service Corporation International (the "Company" or "SCI") are set forth in the letter from the Company dated __________, 2001 (the "Letter") and are incorporated herein by reference. A copy of the Letter is enclosed with this Participant Settlement Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Letter.

THIS ELECTION FORM MUST BE RECEIVED BY THE COMPANY BY 5:00 P.M., HOUSTON, TEXAS TIME, ON OR BEFORE _______________, _______ ____, 2001 (THE "ELECTION
DEADLINE"), UNLESS EXTENDED TO A LATER TIME BY THE COMPANY AND J.P. MORGAN SECURITIES INC.



                            NOVEMBER __, 2001
                             PRESENT VALUE OF
                              ALL RETIREMENT                              EFFECTIVE
                                 BENEFITS          *WITHHOLDING TAX     WITHHOLDING TAX
        PARTICIPANT:          DISCOUNTED 10%:         LIABILITY:            RATE:
        -----------         -----------------      -----------------    ---------------

     [Participant Name]       $                      $                    $
         [Address 1]           -----------             ----------          ----------
         [Address 2]


* The Participant's withholding tax liability shown above is calculated on the assumption that the Participant elects to receive all of the present value of such Participant's retirement benefits (as shown above) in shares of SCI common stock. The Participant's actual withholding tax liability will be calculated on the present value of the Participant's retirement benefits plus the amount of commissions paid to J.P. Morgan Securities Inc. by the Company on the Participant's behalf. (For the sake of convenience, the Company will contact the Participant after the Election Deadline to make arrangements for the Participant to satisfy the withholding tax liability associated with the amount of commissions paid by the Company on such Participant's behalf.) If a Participant elects to receive shares of common stock which he or she does not sell to J.P. Morgan Securities Inc. pursuant to the election in Form 3 below, such Participant's withholding tax liability will be based upon the fair market value of such shares of common stock on the day they are distributed to the Participant.

Neither the Company nor J.P. Morgan Securities Inc. shall have any liability to the extent a Participant fails to submit a properly completed Participant Settlement Agreement, along with any required withholding tax payment, by the Election Deadline.

Once accepted by the Company by its execution below, an election to receive shares of SCI common stock or to sell all or any part of such shares to J.P. Morgan Securities Inc. as evidenced hereby is irrevocable and constitutes a binding agreement of the Company, the Participant and J.P. Morgan Securities Inc.

THE COMPANY RESERVES THE RIGHT TO WITHDRAW ITS OFFER HEREUNDER AT ANY TIME PRIOR TO ITS EXECUTION OF THIS PARTICIPANT SETTLEMENT AGREEMENT.

================================================================================

         [ ] FORM 1 - CHECK HERE TO ELECT TO RECEIVE THE PRESENT VALUE OF ALL OR PART OF YOUR RETIREMENT BENEFITS IN SHARES OF COMMON STOCK. The Participant hereby irrevocably elects to receive in SCI common stock, on the terms and subject to the conditions specified in the Letter, receipt of which is hereby acknowledged, $___________ of the present value (calculated using a 10% annual discount rate) of such Participant's vested retirement benefits, up to the amount set forth in the table on the preceding page. The Participant acknowledges that the actual number of shares of SCI common stock to be received will be calculated by dividing the present value retirement benefit amount which the Participant has elected to receive above by the average closing price per share of the Company's common stock on the New York Stock Exchange for the five trading days immediately after the Election Deadline (the "Distribution Price"). The Participant further acknowledges that the present value retirement benefit amount which the Participant has elected to receive above will be rounded down to the nearest amount which will not require the Company to issue fractional shares of its common stock.

         The Participant acknowledges that making this election requires the Participant to (i) open an account with J.P. Morgan Securities Inc. or (ii) to maintain a pre-existing account at J.P. Morgan Securities Inc., and to provide such account number to the Company in writing in the space below, in each case for the deposit of shares of common stock to be received by the Participant from the Company. The Participant also acknowledges that the Company will deliver such shares of common stock electronically to J.P. Morgan Securities Inc. on behalf of the Participant to be placed in the Participant's account. If the Participant already maintains an account at J.P. Morgan Securities Inc. and would like such shares deposited into that account, the account number is
______________________.

         Please note that electing to receive shares of common stock requires a determination of the method of payment of withholding tax liability in Form 2.


                                                       -------------------------
                                                       Participant's Signature



================================================================================

================================================================================

         FORM 2 - CHECK ONE OF THE FOLLOWING THREE BOXES TO INDICATE HOW YOU WISH TO PAY FOR THE WITHHOLDING TAX LIABILITY ASSOCIATED WITH YOUR ELECTION IN FORM 1.

         METHOD OF PAYMENT FOR WITHHOLDING TAX LIABILITY (check and complete appropriate box(es)):

               [ ] CERTIFIED CHECK OR CASHIER'S CHECK IN THE AMOUNT OF $________ PAYABLE TO SERVICE CORPORATION INTERNATIONAL. (SCI MUST RECEIVE ANY SUCH CERTIFIED CHECK OR CASHIER'S CHECK PRIOR TO THE ELECTION DEADLINE.)

               [ ] WIRE TRANSFER IN THE AMOUNT OF $________ DIRECTED TO SERVICE CORPORATION INTERNATIONAL, THE CHASE MANHATTAN BANK, HOUSTON, TEXAS, ABA #1130-0060-9, CREDIT: SCI MANAGEMENT LP, ACCOUNT #0010-126-6337. (SCI MUST RECEIVE ANY SUCH WIRE TRANSFER PRIOR TO THE ELECTION DEADLINE.)

               [ ] PURSUANT TO THE ELECTION IN FORM 3, AUTHORIZE J.P. MORGAN SECURITIES INC. TO DELIVER DIRECTLY TO THE COMPANY PROCEEDS FROM THE SALE OF SHARES OF COMMON STOCK EQUAL TO THE WITHHOLDING TAX LIABILITY IN THE AMOUNT OF $____________.


                                                         -----------------------
                                                         Participant's Signature

================================================================================

================================================================================



         [ ] FORM 3 - CHECK HERE TO ELECT TO SELL ALL OR ANY PART OF THE SHARES OF COMMON STOCK TO BE RECEIVED PURSUANT TO THE ELECTION IN FORM 1 TO J.P. MORGAN SECURITIES INC. For value received, the Participant hereby irrevocably elects to sell to J.P. Morgan Securities Inc. on the Closing Date $_________ in value of the shares (such amounts to be rounded down to avoid fractional shares) of common stock (the "Shares") received pursuant to the election in Form 1, with payment for the Shares to be made on the third full business day following the Closing Date. Please note that if you intend to sell shares of common stock to J.P. Morgan Securities Inc. to satisfy the withholding tax liabilities associated with your election in Form 1, you must so indicate in Form 2.

         The Participant acknowledges and agrees that the Shares may be sold by J.P. Morgan Securities Inc. to the market at prices higher or lower than the Distribution Price, and that, pursuant to this Participant Settlement Agreement, the Participant shall only be entitled to receive from J.P. Morgan Securities Inc. the Distribution Price for each Share sold less any proceeds paid to SCI directly to satisfy the Participant's withholding tax liability to the extent so elected on Form 2.

         In connection with the Participant's election to sell shares of common stock to J.P. Morgan Securities Inc., as set forth above, the Participant hereby makes to J.P. Morgan Securities Inc. and SCI the representations and warranties set forth in Schedule A attached hereto, each of which is hereby incorporated herein by reference.


                                                         -----------------------
                                                         Participant's Signature


================================================================================

                                    IMPORTANT
                             PARTICIPANT SIGNS HERE:

The Participant hereby releases and forever discharges SCI and all of its officers, directors, employees, representatives, agents, attorneys, accountants, successors and affiliates (collectively, the "SCI Parties") from all causes of action, suits, debts, accounts, agreements, damages, claims and demands whatsoever in law or in equity (collectively, the "Claims") which the Participant ever had, now has, or hereafter can, shall or may have against the SCI Parties arising under or in connection with or relating to the Supplemental Executive Retirement Plan for Senior Officers (and any obligations related thereto) that occurred or accrued prior to the date hereof; provided, however, that nothing herein shall release SCI from any Claims by the Participant arising out of (1) SCI's remaining obligation to make annual cash payments to the Participant if the Participant has elected to receive a distribution of SCI common stock equal to the present value of less than all of such Participant's vested retirement benefits or (2) the covenants and agreements of SCI as set forth herein or in the Letter.

                                    PARTICIPANT



                                             By:
                                                ----------------------------
                                             Date:              , 2001
                                                  --------------
                                             Address:
                                                    ------------------------

                                             Phone:
                                                   -------------------------
                                             E-mail:
                                                    ------------------------

                                             *Must be signed by the Participant
                                             exactly as name appears on the
                                             front of this Settlement Agreement.

         By its execution below, each of the Company and J.P. Morgan Securities Inc. hereby accepts and acknowledges the Participant's elections as described above.

                                    SERVICE CORPORATION INTERNATIONAL



                                             By:
                                                ----------------------------
                                                 James M. Shelger
                                                 Senior Vice President,
                                                 General Counsel
                                                 and Secretary

                                    J.P. MORGAN SECURITIES INC.



                                             By:
                                                ----------------------------
                                                 Perry Bartol
                                                 Managing Director

                                   SCHEDULE A


The Participant represents and warrants to J.P. Morgan Securities Inc. and SCI that:

                  (a) all consents, approvals, authorizations and orders necessary for the execution and delivery by such Participant of the Agreement to which this Schedule A is attached (the "Agreement") and for the sale and delivery of the Shares to be sold by such Participant under the Agreement, have been obtained; and such Participant has full right, power and authority to enter into the Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Participant thereunder; the Agreement has been duly authorized, executed and delivered by such Participant;

                  (b) the sale of the Shares to be sold by such Participant under the Agreement and the compliance by such Participant with all of the provisions of the Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Participant is a party or by which such Participant is bound or to which any of the property or assets of such Participant is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Participant or the property of such Participant; and

                  (c) such Participant has good and valid title to the Shares to be sold at the Closing Date by such Participant under the Agreement, free and clear of all liens, encumbrances, equities or adverse claims; such Participant will have, immediately prior to the Closing Date good and valid title to the Shares to be sold at the Closing Date by such Participant, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Shares and payment therefor pursuant to the agreement, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to J.P. Morgan Securities Inc.